                                                                  EXHIBIT 10.50


[*] - Confidential treatment requested pursuant to Rule 24b-2.

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                      Original Title Page
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **


                           CONTRACT TARIFF NO. 13567

                                   TITLE PAGE

This Contract Tariff applies to AT&T InterSpan Frame Relay Service; AT&T Private Line Services, AT&T International Satellite Services and AT&T Local Channel Services for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                          Original Page 1
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

                           CONTRACT TARIFF NO. 13567

                                  CHECK SHEET

The Title Page and Pages 1 through 11 inclusive of this tariff are effective as of the date shown.

                               TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
Check Sheet.......................................................................................................   1
List of Concurring, Connecting and Other Participating Carriers...................................................   1
Explanation of Symbols - Coding of Tariff Revisions...............................................................   1
Trademarks and Service Marks......................................................................................   2
Explanation of Abbreviations......................................................................................   2
General Provisions................................................................................................   2
Contract Summary..................................................................................................   4

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

CONCURRING CARRIERS - NONE

CONNECTING CARRIERS - NONE

OTHER PARTICIPATING CARRIERS - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

         R        - to signify reduction.
         I        - to signify increase.
         C        - to signify changed regulation.
         T        - to signify a change in text but no change in rate or
                    regulation.
         S        - to signify reissued matter.
         M        - to signify matter relocated without change.
         N        - to signify new rate or regulation.
         D        - to signify discontinued rate or regulation.
         Z        - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                          Original Page 2
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

                    Trademarks            Service Marks
                    ----------            -------------

                       None                  ACCUNET

                                            DATAPHONE

                                            InterSpan

EXPLANATION OF ABBREVIATIONS

Adm.              - Administrator
ASDS              - ACCUNET Spectrum of Digital Access
GDA               - Generic Digital Access
kbps              - kilobits per second
Mbps              - Megabits per second

                               GENERAL PROVISIONS

I. CUSTOMER'S INITIAL SERVICE DATE - The date on which the term of this Contract Tariff begins is referred to as the Customer's Initial Service Date
(CISD). The rates and discounts specified in this Contract Tariff will apply commencing at the CISD. The CISD is the date that the Customer begins service under this Contract Tariff.

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                          Original Page 3
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

                           CONTRACT TARIFF NO. 13567

1.       SERVICES PROVIDED:

         A.       AT&T InterSpan Frame Relay Service (FRS) (AT&T Tariff F.C.C.
                  No. 4)
         B.       AT&T Private Line Services (AT&T Tariff F.C.C. No. 9)
         C.       AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11)
         D.       AT&T International Satellite Services (AT&T Tariff F.C.C.
                  No. 7)

2. CONTRACT TERM; RENEWAL OPTIONS - The term of this Contract Tariff (CT) is 4 years. No renewal option is available for this CT.

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                          Original Page 4
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

3.       MINIMUM COMMITMENTS/CHARGES

         A. AT&T PRIVATE LINE, AT&T INTERSPAN FRAME RELAY AND AT&T LOCAL CHANNEL SERVICES - The combined Data Minimum Annual Revenue Commitment (DMARC) for the AT&T Private Line, FRS, International Satellite and AT&T Local Channel Services provided under this CT is as follows:

CT TERM YEAR           YEAR 1          YEAR 2           YEAR 3           YEAR 4
DMARC                $8,000,000      $9,000,000      $11,000,000      $13,000,000


The DMARC will be satisfied by the undiscounted recurring charges for Digital Services Volume Pricing Plan (DSVPP) - eligible service components, as specified in AT&T Tariff F.C.C. Nos. 4, 9 and 11, as amended from time to time, (excluding those AT&T Terrestrial 1.544 Mbps Local Channels provided under the Access Value Arrangement (AVA) with the Universal Terrestrial 1.544 Mbps Local Channels Access Arrangement AVA/UTA of Section 5.D., following) and by the undiscounted recurring charges for International Private Line service components consisting of: International ACCUNET Digital Services-Half Channels, International Full Channel Service-Overseas-Overseas Cable Digital Channels, and Voice Grade Services-Overseas Half Channels as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time, and by the undiscounted recurring charges for the AT&T International Satellite Shared Earth Station Service-Half Channels as specified in AT&T F.C.C. Tariff No. 7, as amended from time to time, and by undiscounted Monthly Charges for FRS Domestic Access Ports as specified in Section 7., following, and alternative data communications capabilities which have been ordered under a separate contract between the Customer and AT&T and which have been mutually designated in writing by the parties prior to or during the term of this Contract Tariff, for the Services Provided under this CT. If, on any anniversary of the CISD, the Customer has failed to satisfy the DMARC for the preceding year, the Customer will be billed a shortfall charge in an amount equal to the difference between the DMARC and the sum of: (1) the actual undiscounted recurring charges for the DSVPP-eligible service components in service for that year under this CT, (2) the actual undiscounted recurring charges for AT&T International Private Line and International Satellite service components, (3) the actual undiscounted Monthly Charges for the FRS Domestic Access Ports in service for that year under this CT and (4) the actual undiscounted recurring charges for alternative data communications capabilities.

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                          Original Page 5
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

4.       CONTRACT PRICE

         A. The Contract Price for the AT&T Services provided under this CT is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time, except for those Rates specified in Section 7., following.

5. DISCOUNTS - The following discounts are the only discounts that apply to the Services Provided under this CT. The Customer will receive the following discounts, each month, in lieu of any other discounts. These discounts will be applied to the undiscounted recurring charges for DSVPP-eligible service components for FRS and AT&T Private Line Services in service under this CT and to the undiscounted monthly charges for FRS Domestic Access Ports in service under this CT in the same manner as the DSVPP discounts as specified in AT&T Tariff F.C.C. Nos. 4, 9 and 11, as amended from time to time.

         A. AT&T INTERSPAN FRAME RELAY SERVICES AND FRS DOMESTIC ACCESS PORTS - The Customer will receive a discount of *, each month.

         B. AT&T PRIVATE LINE SERVICES - The Customer will receive the following discounts, each month.

                                                                   Discount %
                                                                   ----------
         ASDS at speeds of 64 kbps and below*                           *
         ASDS at speeds of 128 kbps and above*                          *
         ACCUNET T1.5 Services*                                         *
         ACCUNET T32 Services                                           *
         ACCUNET T45 Services*                                          *
         ACCUNET Fractional T45 Services                                *
         DATAPHONE Digital Services*                                    *
         International ACCUNET 2.048 Mbps Service-Mexico                *
         ACCUNET SONET T155 Services*                                   *
         SONET OC12 Services                                            *

* - Includes AT&T Tariff F.C.C. No. 9 Canada and Mexico Services.

         C. AT&T LOCAL CHANNEL SERVICES - The Customer will receive the following discounts, each month.

                                                                             Discount %
                                                                             ----------
         9.6/56/64 ACCUNET Generic Digital Access Services                       *
         AT&T Terrestrial 1.544 Mbps Local Channel Services                      *
            (excluding the components in Section 5.D., following)
         Voice Grade Local Channel Services                                      *
         9.6/56/64 kbps Digital Data Local Channel Services                      *
         AT&T  Terrestrial 45 Mbps Local Channels and associated                 *
         Access Coordination Functions

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                          Original Page 6
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

5.       DISCOUNTS (CONTINUED)

         D.       AT&T TERRESTRIAL 1.544 MBPS LOCAL CHANNELS - *.

         E. AT&T INTERNATIONAL SATELLITE AND INTERNATIONAL AT&T PRIVATE LINE SERVICES - The Customer will receive the following discounts each month on the undiscounted recurring charges for service components for AT&T International Satellite Service and International AT&T Private Line Services provided under this CT. The below discounts will be applied in the same manner as DSVPP discounts specified in AT&T Tariff F.C.C. No. 9, even though such services are not DSVPP-eligible.

         Service Components                                                                   Discount
         ------------------                                                                   --------
         Voice Grade Private Line Service-Overseas Half Channel                                    *
         International ACCUNET Digital Services-Half Channel                                       *
         International Satellite Shared Earth Station Service-Half Channel                         *
         International Full Channel Service-Overseas-Overseas Cable Digital Channel                *

6.       CLASSIFICATIONS, PRACTICES AND REGULATIONS

         A. Except as otherwise provided in this CT, the rates and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the AT&T Tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

         B.       MONITORING CONDITIONS - None.

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                          Original Page 7
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

6.       CLASSIFICATIONS, PRACTICES AND REGULATIONS (CONTINUED)

         C. PROMOTIONS, CREDITS AND WAIVERS - The following credits and waivers will be applied to the Customer's bill subject to the following limitations: (1) all credits and waivers apply only to the Private Line, Local Channel and InterSpan Frame Relay Services provided under this CT and as specified below; (2) any waiver not applied by the end of the CT will be null and void; (3) installation and monthly charge waivers apply only to new service components (unless otherwise specified below) and do not apply to service components disconnected and reconnected after the CISD; (4) the service components must remain in service for a minimum retention period of 12 months (unless otherwise specified below); and (5) the credits/waivers under this section do not apply to Network Protection Capability (NPC). If any of the installed services components are disconnected prior to the end of the minimum retention period, AT&T will bill the Customer for the amount of the charges that had been waived, or the amount of the credit that had been applied equal to installation charges, under this section for each service component disconnected. Any such bill must be paid by the Customer within 30 days.

         1. NONRECURRING CHARGES - The following charges, as specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time, are waived.

                  (a) The Installation Charges for DSVPP-eligible service components and associated Functions Connections, those Local Channels specified in Section 5.D., preceding, and FRS Domestic Access Ports as specified in
Section 7., following. If ACCUNET SONET T155 Service and SONET OC12 Service IOC and Multiplexing Office Function service components are not in service for 12 months, the Customer will also be billed the termination charge as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

                  (b) The Installation Charges for Office Connections associated with the International Channel types specified in Section 5.E., preceding.

         2. RECURRING CHARGES - The following charges, as specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time, are waived.

                  (a) The recurring charges for the following new and existing service components are waived: (1) ACCUNET T1.5 Access Connections and Access Coordination Functions associated with AT&T Terrestrial 1.544 Mbps Local Channels; (2) ACCUNET T1.5 M-24 Multiplexing Office Functions; and (3) ASDS 56/64 kbps Access Connections, Access Coordination Functions associated with 56/64 kbps ACCUNET GDA Services. There is no minimum retention period associated with this waiver.

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                          Original Page 8
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

6.C.     PROMOTIONS, CREDITS AND WAIVERS (CONTINUED)

         3. AT&T will apply a credit equal to the installation charges, as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, for the installation of new AT&T Terrestrial 45 Mbps Local Channels subscribed to under an AVP.

         4. AT&T will apply a credit against charges billed under this Contract Tariff equal to the installation charges incurred by the Customer for AT&T Regional Frame Relay Service DSVPP-eligible service components during the Contract Tariff Term.

         5. AT&T will apply a credit of * in the 3rd month following the CISD to the Customer's Frame Relay Service bill. If the Customer discontinues this CT for any reason prior to the expiration of the CT Term and incurs a Termination Charge as specified in Section 6.D., following, AT&T will bill the Customer, at the time of discontinuance, the entire amount of the credit received. Any such bill must be paid by the Customer within 30 days.

         6. AT&T will apply a credit of * in the 4th month following the CISD to the Customer's Frame Relay Service bill. If the Customer discontinues this CT for any reason prior to the expiration of the CT Term and incurs a Termination Charge as specified in Section 6.D., following, AT&T will bill the Customer, at the time of discontinuance, the entire amount of the credit received. Any such bill must be paid by the Customer within 30 days.

         D. DISCONTINUANCE - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariffs referenced in
Section 1., preceding, the following provisions shall apply.

The Customer may discontinue this CT prior to the end of the CT Term, provided the Customer replaces this CT with other AT&T Tariffed Interstate Services or another AT&T CT for AT&T Tariffed Interstate Services having: (i) an equal or greater new DMARC, and (ii) a new term equal to or greater than the existing term. However, the Customer will be billed a Shortfall Charge equal to the differences between: (1) the prorated DMARC for the year in which the Customer discontinues, and (2) the total of the actual undiscounted recurring charges used to satisfy the corresponding DMARC for that year under this CT, provided the amount in (2) is less than the amount in (1).

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                          Original Page 9
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

6.D.     DISCONTINUANCE (CONTINUED)

If the Customer discontinues this CT for any reason other than specified above, prior to the expiration of the CT Term, a Termination Charge will apply. The Termination Charge will be an amount equal to 35% of the sum of the unsatisfied DMARCs for the year in which the Customer discontinues this CT and 35% of the sum of the DMARCs for each year remaining in the CT Term. This Termination Charge is in addition to any Termination Charge for service components disconnected prior to the end of the minimum retention period, if applicable. The Customer will also be billed an amount as specified in Section 6.c.5. and 6.c.6., preceding.

         E.       OTHER REQUIREMENTS - Not Applicable.

         F.       AVAILABILITY - This CT is available only to Customers who:
(1) will order this CT only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; and (2) order service within 30 days after the effective date of this CT for initial installation of the Services Provided under this CT within 30 days after the date ordered.

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                         Original Page 10
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

7.       RATES

         A. AT&T INTERSPAN FRAME RELAY SERVICE - The below rates are stabilized for the CT Term.

         1.       PORTS

                               PORT CHARGES TABLE

                              Port Speed kbps       Domestic Port Monthly Charge         Port Installation Charge
                              ---------------       ----------------------------         ------------------------
                                     56                           *                                   *
                                     64                           *                                   *
                                    128                           *                                   *
                                    192                           *                                   *
                                    256                           *                                   *
                                    320                           *                                   *
                                    384                           *                                   *
                                    448                           *                                   *
                                    512                           *                                   *
                                    576                           *                                   *
                                    640                           *                                   *
                                    704                           *                                   *
                                    768                           *                                   *
                                   1544                           *                                   *

         2. FRS DOMESTIC ACCESS PORT CHARGES - When the service components specified below are ordered together as a unit at the same location, the Customer will be billed the following in lieu of the individual service component charges:

                  (a) Domestic Access Port (a Domestic Access Port consists of one Domestic Port, one Digital Local Channel, one Access Connection and one Access Coordination Function). The Digital Local Channel can only be used to send FRS traffic to the Domestic Port and for no other purpose. Domestic Access Ports are only available in the Mainland and Hawaii.

    Domestic Access Port           Monthly Charge           Installation Charge
    --------------------           --------------           -------------------
           56 kbps                       *                           *

AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. 13567
Adm. Rates and Tariffs                                         Original Page 11
Bridgewater, NJ 08807
Issued:  March 22, 2000                              Effective:  March 23, 2000

                    ** All material on this page is new. **

7.A.     AT&T INTERSPAN FRAME RELAY SERVICE

         3.       PERMANENT VIRTUAL CIRCUITS

                           DOMESTIC PVC CHARGES TABLE

                                        Symmetrical
                 PVC CIR                 PVC Monthly
                  kbps                     Charge
                 ------                 ------------
                    4                        *
                    8                        *
                   16                        *
                   32                        *
                   48                        *
                   56                        *
                   64                        *
                  128                        *
                  192                        *
                  256                        *
                  320                        *
                  384                        *
                  448                        *
                  512                        *
                  576                        *
                  640                        *
                  704                        *
                  768                        *
                  832                        *
                  896                        *
                  960                        *
                 1024                        *
                 1536                        *

         B. AT&T LOCAL CHANNEL SERVICES - The below rates are stabilized for the CT Term.

         1.       ACCUNET T1.5 LOCAL CHANNEL

                                                   MONTHLY
                                       ---------------------------------                 INSTALLATION
          MILEAGE                      FIXED                    PER MILE                    CHARGE
          -------                      -----                    --------                    ------
             0                           *                         N/A                         *
           over 0                        *                         N/A                         *